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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 5, 2006

                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

            Delaware                  001-32593             74-3140887
  (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

         On September 5, 2006, the Partnership issued a press release announcing the completion of its approximately $3.9 million acquisition of a refined petroleum products terminal in Macungie, Pennsylvania from Pipeline Petroleum, Inc. and one of its affiliates. This terminal, which is located in southeastern Pennsylvania, has storage capacity for approximately 170,000 barrels of refined products. The terminal will be a distribution point for three grades of gasoline, diesel fuel, home heating oil and specialty fuel additives. A copy of the Partnership's press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

         The information furnished pursuant to Item 8.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

       (d)      Exhibit

       99.1*    Global Partners LP Press Release dated September 5, 2006

       *  Furnished herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GLOBAL PARTNERS LP

                                              By: Global GP LLC,
                                                  its general partner


Dated:  September 5, 2006                     By: /s/ Edward J. Faneuil
                                                  ------------------------------
                                                  Executive Vice President,
                                                  General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION
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 99.1*       Global Partners LP Press Release dated September 5, 2006

*  Furnished herewith